UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2005

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 7, 2005, the Board of Directors of Tyson Foods, Inc. (“Tyson”) appointed Scott T. Ford as a member of the Tyson Board of Directors. Mr. Ford was also appointed to the Audit Committee of the Board of Directors. The full text of the press release issued in connection with the appointment of Mr. Ford to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Mr. Ford is the president and chief executive officer of Alltel Corporation.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release issued on November 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.

Dated: November 10, 2005	By:	/s/ Craig J. Hart
	Name:	Craig J. Hart
	Title:	Senior Vice President, Chief Accounting
Officer and Controller

Tyson Foods, Inc.

Current Report On Form 8-K

Dated November 10, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on November 7, 2005

Exhibit 99.1

Tyson Foods Adds Independent Board Member;

ALLTEL President & CEO, Scott Ford, Becomes Newest Director

Springdale, Arkansas, November 7, 2005 -- Scott Ford, president and chief executive officer of ALLTEL, has been named to the board of directors of Tyson Foods, Inc., Tyson officials announced today. He becomes Tyson’s tenth director and the fifth independent or outside member of the board. He has also been appointed to serve on the board’s audit committee.

“We are very excited about the prospect of having Scott join our company’s board,” said John Tyson, chairman and chief executive officer of Tyson Foods. “He will bring the important perspective of a CEO from a strong stockholder focused company in another consumer products business segment, and a wealth of experience and knowledge about how to succeed in the competitive environment of American business. I look forward to working with Scott in the years ahead.”

Ford joined ALLTEL in 1996, becoming President in 1997 and CEO in 2002. Prior to joining ALLTEL, he worked at Merrill Lynch Capital Markets in New York and for Stephens Inc. in Little Rock. He currently serves on the Boards of the Little Rock branch of the Federal Reserve Bank of St. Louis and the Cellular Telecommunications and Internet Association. He and his wife Dede and their three sons reside in Little Rock.

Tyson Foods, Inc., founded in 1935 with headquarters in Springdale, Arkansas, is the world’s largest processor and marketer of chicken, beef, and pork and the second-largest food company in the Fortune 500. The company produces a wide variety of protein-based and prepared food products, which are marketed under the “Powered by Tyson(TM)” strategy. Tyson is the recognized market leader in the retail and foodservice markets it serves, providing products and service to customers throughout the United States and more than 80 countries. Tyson has approximately 114,000 Team Members employed at more than 300 facilities and offices in the United States and around the world.